UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C., 20549

                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) May 23, 2001


                 Commission file number 33-55254-18


                         World Homes, Inc.
        (Exact name of registrant as specified in charter)


            Nevada                                    87-0434297
(State of other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                  Identification Number)

           4505 W. Hacienda Ave Unit I-1
                 Las Vegas, Nevada                      89118
       (Address of Principal Executive Office)        (Zip Code)

                           (702) 579-4888
        (Registrant's Telephone Number, Including Area Code)

Copies To:

William Morris
4505 W. Hacienda Ave. # I-1
Las Vegas, NV 89118
(702) 579-4888

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Page Two

ITEM NO. 1.     CHANGES IN CONTROL OF REGISTRANT.

No events to report.

ITEM NO. 2.     ACQUISITION OR DISPOSITION OF ASSETS.

No events to report.

ITEM NO. 3.     BANKRUPTCY OR RECEIVERSHIP.

No events to report.

ITEM NO. 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

No events to report.

ITEM NO. 5.     OTHER EVENTS.

The Company accepted the resignation of Jon Nicolaisen as President and CEO. Merle Ferguson, Chairman of the Board, assumed the duties of President and CEO.

The Company accepted the resignation of Jason Thompson as Chief Financial Officer and hired William Morris as Executive Vice-President of Finance and CFO.

ITEM NO. 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

No events to report.

ITEM NO. 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
                EXHIBITS.

No events to report.


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Page Three

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLD HOMES, INC.


By: /s/ Merle Ferguson                                  Dated:  29 May 2001
        --------------
        Merle Ferguson
        Chairman of the Board
        President and CEO


By: /s/ Susan Donohue                                   Dated:  29 May 2001
        -------------
        Susan Donohue
        Secretary